Exhibit 10.5

LUNA INNOVATIONS INCORPORATED
SENIOR MANAGEMENT INCENTIVE PLAN
FISCAL YEAR 2015
SENIOR MANAGEMENT INCENTIVE PLAN (CEO, CFO AND CSO)
Eligible Participants:
The initial participants are: Chief Executive Officer, Chief Financial Officer and Chief Strategy Officer. Others may be added from time to time with prior approval of the Chief Executive Officer or Compensation Committee, as appropriate. The target percentage awards for the initial participants are 50% of their respective annual base salaries earned during the year ending December 31, 2015.
Metrics and Awards:
The 2015 Senior Management Incentive Plan is structured as a percentage of each participant’s annual salary for 2015 and is triggered only if the company achieves a specified target for revenue (40% weighting) or a specified target for operating income (loss), excluding costs associated with the merger between the company and Advanced Photonix, Inc., as indicated on ATTACHMENT A. The amount of the bonus will be based on the amount of revenue and operating income (loss), as indicated in ATTACHMENT A.
Payment:
Bonus awards under this plan will be paid annually following the approval of the Compensation Committee and completion of an audit of the company’s financial statements for the year ending December 31, 2015.

Attachment A

	Component Weight	Minimum - 5% of Base Salary*	Target – 50% of Base Salary*	Maximum – 75% of Base Salary*
Components:

Revenue**	40%	$[***]	$[***]	$[***]

Operating Income (Loss), excluding costs associated with the merger with API **	60%	$[***]	$[***]	$[***]

Total	100%

* Base Salary earned during the year ending December 31, 2015.
** The actual payout percentages for achievement of these metrics between the minimum levels and target levels, or between the target levels and the maximum levels, will be interpolated on a pro rata basis.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.